                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


Date of Report (Date of earliest event reported):   NOVEMBER 30, 2001
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                           DVI RECEIVABLES CORP. VIII
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             (Exact name of registrant as specified in its charter)

            DELAWARE                               333-74901                      25-1824148
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(State or other jurisdiction of            (Commission File Number)            (I.R.S. Employer
incorporation or organization)                                              Identification Number)


2500 YORK ROAD
JAMISON, PENNSYLVANIA                                                                18929
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(Address of principal executive offices)                                          (Zip Code)


Registrant's telephone number, including area code:  (215) 488-5000
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         (Former name or former address, if changed since last report.)

Item 7.      Financial Statements and Exhibits


Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending November 30, 2001, payment date December 13, 2001

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending November 30, 2001, payment date December 13, 2001

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending November 30, 2001, payment date December 14, 2001

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending November 30, 2001, payment date December 12, 2001

Exhibit 99.5 DVI Receivables XIV, L.L.C. 2001-1 Servicer Report for month ending November 30, 2001, payment date December 11, 2001

Exhibit 99.6 DVI Receivables XVI, L.L.C. 2001-2 Servicer Report for month ending November 30, 2001, payment date December 11, 2001


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  DVI Receivables Corp. VIII
                                                  --------------------------
                                                         (Registrant)



Dated: December 19, 2001                     By:   /s/ Steven R. Garfinkel
                                                  ------------------------------
                                                   Steven R. Garfinkel
                                                   Executive Vice President and
                                                   Chief Financial Officer


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